UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

TERAWULF INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 TERAWULF TERAWULF ANNUAL MEETING OF SHAREHOLDERS Wednesday, June 22, 2022 12:00 p.m. EDT Ebenezer Theater 17 South Washington Street Easton, Maryland 21601 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 22, 2022. Notice is hereby given that the annual meeting of shareholders of TeraWulf will be held at the Ebenezer Theater, 17 South Washington Street, Easton, Maryland 21601 on Wednesday, June 22, 2022 at 12:00 p.m. EDT. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/wulf If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before June 10, 2022 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors 01 02 03 Paul B. Prager Nazar M. Khan Kerri M. Langlais 04 05 06 Michael C. Bucella Walter E. Carter Catherine J. Motz 07 08 09 Jason G. New Steven T. Pincus Lisa A. Prager 2. The approval, on a non-binding, advisory basis, of the compensation of our named executive officers (“Say-on-Pay”); and The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/wulf • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on June 21, 2022. • Please have this Notice available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. FPO

To request paper copies of the proxy materials, which include the Proxy Card, Proxy Statement and Annual Report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/wulf . Follow the instructions to log in, and order copies. : ( Telephone – Call 1-866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send an email to paper@investorelections.com with “WULF Materials Request” in the subject line. The email must include: •  The 11-digit control number located in the box in the upper right hand corner on the front of this notice. •  Your preference to receive printed materials via mail -or-to receive an email with links to the electronic materials. •  If you choose email delivery you must include the email address to which you want the proxy materials sent. •  If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last four digits of your Social Security Number or Tax Identification Number in the email. *